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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2007
Date of Report—(Date of earliest event reported)

PARAMOUNT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-51518 (Commission File Number)	20-2938469 (IRS Employer Identification No.)

787 7th Avenue, 48th Floor
New York, NY 10019
(Address of principal executive offices) (Zip Code)

(212) 554-4300
(Registrant's telephone number)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        On September 10, 2007, Paramount Acquisition Corp. ("Paramount") issued a press release announcing Chem Rx's financial results for the fiscal quarter ended June 30, 2007. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        As previously announced, on September 10, 2007, Chem Rx will present at the Bear Stearns 20th Annual Healthcare Conference. A copy of the slides that will accompany Chem Rx's presentation is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits
99.1	Press Release, dated September 10, 2007.
99.2	Bear Stearns Conference Presentation, dated September 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT ACQUISITION CORP.
	By:	/s/ J. JAY LOBELL Name: J. Jay Lobell Title: Chief Executive Officer
Dated: September 10, 2007

Exhibit Index

Exhibit No.
99.1	Press Release, dated September 10, 2007.
99.2	Bear Stearns Conference Presentation, dated September 2007.

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SIGNATURES
Exhibit Index